Exhibit 10.20

FIRST AMENDMENT TO MANAGEMENT AGREEMENT
This FIRST AMENDMENT TO MANAGEMENT AGREEMENT (this “Amendment”) is made and entered into as of April 26, 2012 by and between STATION CASINOS LLC, a limited liability company organized under the laws of Nevada (“Owner”), and FE PROPCO MANAGEMENT LLC, a limited liability company organized under the laws of Delaware. Each party named above is hereinafter referred to individually as a “Party” and collectively as the “Parties”. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Management Agreement (as defined below).
RECITALS
WHEREAS, the Parties have heretofore entered into that certain Management Agreement dated as of June 16, 2011 (as amended, supplemented or otherwise modified and in effect on the date hereof, the “Management Agreement”);
WHEREAS, NP Red Rock LLC, a limited liability company organized under the laws of Nevada, NP Sunset LLC, a limited liability company organized under the laws of Nevada, NP Boulder LLC, a limited liability company organized under the laws of Nevada and NP Palace LLC, a limited liability company organized under the laws of Nevada are each wholly-owned subsidiaries of Owner and “Property Owners” under and as defined in the Management Agreement; and
WHEREAS, each Party has reviewed, or has had the opportunity to review, this Amendment with the assistance of professional legal advisors of its own choosing.
AGREEMENT
NOW THEREFORE, in consideration for the promises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and intending to be legally bound hereby, the Parties hereby agree as follows:
1.Amendment to the Management Agreement.
Section 15.4(b) of the Management Agreement is hereby amended and restated by deleting such Section 15.4(b) in its entirety and replacing such Section 15.4(b) with the following:
“(b)    Notwithstanding the foregoing, Manager may, without the prior written approval of Owner, encumber and pledge, as security for any loan or other indebtedness (or obligation) incurred by Manager and/or its Affiliates, Manager’s interest in the Management Fees and any other proceeds of Manager and its Affiliates under this Agreement.”

2.    Mutual Representations, Warranties, and Covenants.
Each Party makes the following representations and warranties, solely with respect to itself, to each other Party:

a.
Enforceability. The Management Agreement as amended by this Amendment is a legal, valid and binding obligation of such Party, enforceable against it in accordance with its terms, except as enforcement may be limited by applicable laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

b.
Power and Authority. Such Party has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its respective obligations under, the Management Agreement as amended by this Amendment.

c.
Authorization. The execution and delivery of this Amendment and the performance of its obligations under the Management Agreement as amended by this Amendment have been duly authorized by all necessary action on its part. This Amendment has been duly and validly executed and delivered by such Party.

3.    Management Agreement in Full Force and Effect.
Except as expressly modified by this Amendment, the Management Agreement remains in full force and effect pursuant to its terms. All references to the Management Agreement in other documentation between the Parties shall be deemed to be a reference to the Management Agreement as amended by this Amendment.
4.    Miscellaneous Terms.
The provisions of Sections 17.4, 17.5, 17.6, 17.8, and 17.11 of the Management Agreement are applicable to this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.
STATION CASINOS LLC,
a Nevada limited liability company

By:    /s/_Richard Haskins____________
Name:    Richard Haskins
Title:    Executive Vice President

NP BOULDER LLC,
a Nevada limited liability company

By:    /s/ Thomas Friel________________
Name:    Thomas Friel
Title:    Senior Vice President

NP PALACE LLC,
a Nevada limited liability company

By:    /s/ Thomas Friel________________
Name:    Thomas Friel
Title:    Senior Vice President

NP RED ROCK LLC,
a Nevada limited liability company

By:    /s/ Thomas Friel________________
Name:    Thomas Friel
Title:    Senior Vice President

NP SUNSET LLC,
a Nevada limited liability company

By:    /s/ Thomas Friel________________
Name:    Thomas Friel
Title:    Senior Vice President

FE PROPCO MANAGEMENT LLC,
a Delaware limited liability company
By:     Fertitta Entertainment LLC, its member

By:    /s/ Marc Falcone____________
Name:    Marc Falcone
Title:    Authorized Person